SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 15, 2002



                 KING BALL INTERNATIONAL TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                     Florida
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                 (State or other jurisdiction of incorporation)

         333-39629                                           59-2549529
-----------------------------                      -----------------------------
  (Commission File Number)                         (IRS Employer Identification)


            7th Floor, 127-1 Sung Chiang Road, Taipei, Taiwan, R.O.C.
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               (Address of principle executive offices) (Zip code)


     Registrant's telephone number, including area code: 011 886 2 2506 1688


                                Omni Doors, Inc.
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             (Former name, former address and former fiscal year if
                           changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By letter dated July 15, 2002, S.W. Hatfield, CPA notified the Company that he was declining reappointment as the Company's independent accountant for the year ended June 30, 2002.

During the fiscal years ended June 30, 2001 and 2002, and the interim period subsequent to June 30, 2002, there have been no disagreements, resolved or unresolved, with S.W. Hatfield, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to that former accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement with his report. However, his opinion accompanying the Company's financial statement for fiscal year ended June 30, 2001, has been qualified on the basis of uncertainty as to the Company's ability to operate as a going concern without infusion of sufficient working capital funds.



EXHIBITS

Exhibit No. 16.1    Letter of S.W. Hatfield,  CPA, dated July 17, 2002 addressed to the Securities and Exchange Commission pursuant to Regulation S-B, Item 304(a)(3).


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                KING BALL INTERNATIONAL TECHNOLOGY CORPORATION
                (formerly Omni Doors, Inc.)

                By /s/ Chin-Chung Hsu
                  -------------------------
                  Chin-Chung Hsu, President

Date
July 17, 2002